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Security Benefit Life Insurance Company                700 SW Harrison St.
Security Benefit Group, Inc.                           Topeka, Kansas 66636-0001
Security Distributors, Inc.                            (913) 295-3000
Security Management Company


Supplement Dated April 1, 1997
To Security Income Fund Prospectus Dated February 5, 1997

The following section is added to the prospectus following "Management of the Funds," page 22.

PROPOSED NEW ADVISORY AGREEMENTS FOR THE GLOBAL AGGRESSIVE BOND FUND

The Board of Directors of Security Income Fund has approved (i) a new investment advisory agreement between MFR Advisors, Inc. ("MFR") and Security Income Fund and (ii) a new sub-advisory agreement between MFR and Lexington Management Corporation ("Lexington"). MFR and Lexington currently serve as sub-advisers of the Global Aggressive Bond Fund. The new agreements provide for MFR and Lexington to provide investment advisory and sub-advisory services, respectively, to the Global Aggressive Bond Fund. Security Management Company, LLC (the "Investment Manager") which currently serves as investment adviser to Global Aggressive Bond Fund proposed the new advisory agreements to the Board of Directors. The Board of Directors, including a majority of the disinterested directors of the Fund, approved the agreements at a meeting of the Board held on February 7, 1997. The stockholders will vote on approval of the proposed investment advisory and sub-advisory agreements at a special meeting of stockholders to be held April 28, 1997. If the stockholders approve the new investment advisory and sub-advisory agreements, the existing advisory and sub-advisory agreements will terminate effective May 1, 1997, and the proposed agreements will be in effect on that date. The terms of the new advisory and sub-advisory agreements are identical in all material respects to the existing agreements, including the investment management fee payable by the Fund under the agreements.

Security Benefit Life Insurance Company ("SBL"), parent company of the Investment Manager, is negotiating with Maria Fiorini Ramirez, Inc. ("Ramirez"), which owns 100% of the outstanding common stock of MFR, to acquire stock rights that would enable SBL to acquire up to 100 percent of the ownership interest in MFR upon the exercise of those rights. Maria Fiorini Ramirez, an individual, owns 100 percent of the common stock of Ramirez.

See "Management of the Funds" above for more information about the existing investment advisory and sub-advisory agreements.